Loss per share	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Loss per share
NOTE 36: LOSS PER SHARE
The loss per share is calculated by dividing loss for the year by the weighted average number of ordinary shares outstanding during the period. As the Group is incurring net losses, all of the outstanding warrants have an anti-dilutive effect. As such, there is no difference between the basic and the diluted earnings per share. In case the warrants would be included in the calculation of the loss per share, this would decrease the loss per share.

(€’000)	As at December 31,
	2022	2021	2020
Loss of the year attributable to Equity Holders	(40 935)	(26 512)	(17 204)
Weighted average number of shares outstanding	22 593 956	15 604 014	13 942 344

Earnings per share (non-fully diluted) in €	(1.81)	(1.70)	(1.23)

Outstanding warrants	2 339 646	2 136 556	1 488 006